                                                                    EXHIBIT 99.2

            BOREL BANK & TRUST COMPANY UNAUDITED FINANCIAL STATEMENTS

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
Condensed Balance Sheet as of September 30, 2001..........................................................       1
Statements of Income for the nine months ended September 30, 2001 and 2000................................       2
Statements of Cash Flows for the nine months ended September 30, 2001 and 2000............................       3
Consolidated Statement of Comprehensive Income............................................................       4
Calculation of Shares Outstanding.........................................................................       5

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                           BOREL BANK & TRUST COMPANY
                       UNAUDITED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                                          2001
                                                                          ----
ASSETS:

CASH AND DUE FROM BANKS                                               $  13,381

FED FUNDS SOLD & MONEY MARKET                                            76,000

INVESTMENT SECURITIES
  AVAILABLE FOR SALE:
    U.S. TREASURY SECURITIES                                             17,152
    GOV'T AGENCY ISSUES                                                   6,058
    MUNICIPAL SECURITIES                                                  1,436
      UNREALIZED GAINS                                                      540
                                                                      ---------
      TOTAL INVESTMENT SECURITIES                                        25,186
                                                                      ---------
LOANS:
  COMMERCIAL                                                            210,809
  CONSUMER                                                               41,642
  OTHER                                                                   1,203
                                                                      ---------
    TOTAL LOANS                                                         253,654
                                                                      ---------

  LESS ALLOWANCE FOR LOAN LOSSES                                         (4,404)
                                                                      ---------
    NET LOANS                                                           249,250
                                                                      ---------

BANK PREMISES AND EQUIPMENT NET                                           1,457

ACCRUED INTEREST RECEIVABLE                                               1,648

OTHER ASSETS                                                              8,273
                                                                      ---------

TOTAL ASSETS                                                          $ 375,195
                                                                      =========


LIABILITIES AND SHAREHOLDERS' EQUITY:

DEPOSITS:

  NONINTEREST BEARING DEMAND                                          $  82,824
  INTEREST BEARING DEMAND                                               114,007
  SAVINGS                                                                11,227
  CERTIFICATES OF DEPOSIT                                               130,168
                                                                      ---------

    TOTAL DEPOSITS                                                      338,226
                                                                      ---------

ACCRUED INTEREST PAYABLE                                                    985

OTHER LIABILITIES                                                         4,396
                                                                      ---------

TOTAL LIABILITIES                                                       343,607
                                                                      ---------

SHARELDERS' EQUITY:
  PREFERRED STOCK, NO PAR VALUE;
   AUTHORIZED AND UNISSUED 1,000,000 SHARES                                --

  COMMON STOCK, NO PAR VALUE;
   AUTHORIZED 8,000,000 SHARES, ISSUED 2,962,036
   SHARES IN 2001 AND 2,938,226 IN 2000                                  15,050

RETAINED EARNINGS                                                        16,220
ACCUMULATED OTHER COMPREHENSIVE INCOME                                      318
                                                                      ---------

  TOTAL SHAREHOLDERS' EQUITY                                             31,588
                                                                      ---------

TOTAL LIABILITIES AND EQUITY                                          $ 375,195
                                                                      =========

                                       1

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                           BOREL BANK & TRUST COMPANY
                         UNAUDITED STATEMENTS OF INCOME
             (IN THOUSANDS EXCEPT FOR SHARE AND PER SHARE AMOUNTS)

                                                        FOR THE NINE MONTHS ENDED
                                                      SEPT 30, 2001   SEPT 30, 2000
                                                      -------------   -------------
INTEREST INCOME:
  LOANS                                                  $ 16,088      $ 16,127
  FED FUNDS SOLD AND MONEY MARKET                           2,453         1,962
  INVESTMENT SECURITIES                                     1,063         1,586
                                                         --------      --------
    TOTAL INTEREST INCOME                                  19,604        19,675

INTEREST ON DEPOSITS                                       (6,972)       (6,800)
                                                         --------      --------
  NET INTEREST INCOME                                      12,632        12,875

  PROVISION FOR LOAN LOSSES                                  (270)         (190)
                                                         --------      --------
    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                              12,362        12,685
                                                         --------      --------
OTHER INCOME:
  SERVICE CHARGES ON DEPOSITS                                 273           326
  TRUST DEPARTMENT INCOME                                   1,668         1,660
  OTHER INCOME                                                456           367
                                                         --------      --------
    TOTAL OTHER OPERATING INCOME                            2,397         2,353
                                                         --------      --------
OPERATING EXPENSES:
  SALARIES                                                  3,840         3,558
  EMPLOYEE BENEFITS                                           493           463
  PREMISES EXPENSE                                            551           552
  FURNITURE, FIXTURE & EQUIPMENT                              488           501
  PROFESSIONAL SERVICES                                       540           356
  FDIC ASSESSMENT                                              45            42
  OTHER                                                     1,411         1,454
                                                         --------      --------
    TOTAL OPERATING EXPENSE                                 7,368         6,926

  INCOME BEFORE TAXES                                       7,391         8,112
  PROVISION FOR INCOME TAXES                               (2,988)       (3,284)
                                                         --------      --------

    NET INCOME                                           $  4,403      $  4,828
                                                         ========      ========

    NET INCOME PER SHARE -- BASIC                        $   1.50      $   1.64

    NET INCOME PER SHARE -- DILUTED                      $   1.47      $   1.64


    DIVIDEND PER SHARE PAID ON 2,950,236 SHARES
     IN 2001 AND 2,938,226 SHARES IN 2000                $   0.75      $   0.75

                                       2

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                           BOREL BANK & TRUST COMPANY
                       UNAUDITED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                           FOR THE NINE MONTHS ENDED
                                                          SEPT 30, 2001  SEPT 30, 2000
                                                          -------------  -------------
NET INCOME                                                   $  4,403      $  4,828
ADJUSTMENTS TO RECONCILE NET INCOME TO NET
 CASH PROVIDED BY  (USED IN)  OPERATING ACTIVITIES:

  DEPRECIATION AND AMORTIZATION                                   326           283
  LOSS (GAIN) ON SALE OF SECURITIES                                 0             0
  AMORTIZATION/ACCRETION ON INVESTMENT SECURITIES                  73            (1)
  PROVISION FOR LOAN LOSSES                                       270           190
  (INCREASE) DECREASE  IN ACCRUED INT RECEIVABLE                  379          (373)
  INCREASE (DECREASE) IN ACCRUED INT PAYABLE                       73           353
  (INCREASE) DECREASE  IN OTHER ASSETS                         (1,195)         (390)
  INCREASE (DECREASE) IN OTHER LIABILITIES                        309           529
                                                             --------      --------
    NET CASH PROVIDED BY (USED IN)  OPERATING ACTIVITIES        4,638         5,419

CASH FLOWS FROM INVESTING ACTIVITIES:
  PROCEEDS FROM MATURITY OF INVESTMENT SECURITIES              23,100         7,220
  PROCEEDS FROM SALES OF INVESTMENT SECURITIES                      0             0
  PURCHASE OF SECURITIES AVAILABLE FOR SALE                   (10,268)      (18,447)
  (INCREASE) DECREASE IN NET LOANS                            (19,819)       (2,827)
  PURCHASES OF BANK PREMISES AND EQUIPMENT                       (281)         (541)
                                                             --------      --------
    NET CASH PROVIDED BY (USED IN)  INVESTING ACTIVITIES       (7,268)      (14,595)

CASH FLOWS FROM FINANCING ACTIVITIES
  NET CHANGE IN DEMAND DEPOSITS,
   NOW AND SAVINGS ACCOUNTS                                   (10,245)       11,803
  INCREASE (DECREASE) IN CERTIFICATES OF DEPOSIT               10,982        19,437
   DIVIDENDS PAID                                              (2,210)       (2,203)
  PROCEEDS FROM EXERCISING OF STOCK OPTIONS                       365            17
                                                             --------      --------
   NET CASH USED IN FINANCING ACTIVITIES                       (1,108)       29,054

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           (3,738)       19,878
CASH  & CASH  EQUIVALENTS AT BEGINNING OF PERIOD               93,119        44,853
                                                             --------      --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                   $ 89,381      $ 64,731
                                                             ========      ========

CASH PAID DURING THE PERIOD  FOR INTEREST                    $  6,899      $  7,152

CASH PAID DURING THE PERIOD  FOR INCOME TAXES                $  3,202      $  3,286

                                       3

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                           BOREL BANK & TRUST COMPANY
                      UNAUDITED CONSOLIDATED STATEMENTS OF
                              COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                  FOR THE NINE MONTHS ENDED

                                           SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                           ------------------   ------------------
NET INCOME                                         $4,403            $4,828

OTHER COMPREHENSIVE INCOME, NET OF TAX:
 UNREALIZED GAIN ON SECURITIES
AVAILABLE FOR SALE                                    241               108
                                                   ------            ------
   TOTAL COMPREHENSIVE INCOME                      $4,644            $4,936
                                                   ======            ======

                                       4

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                           BOREL BANK & TRUST COMPANY

                  UNAUDITED CALCULATION OF SHARES OUTSTANDING

                                                 FOR THE NINE MONTHS ENDED

                                          SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                          ------------------    ------------------
WEIGHTED AVERAGE SHARES OUTSTANDING            2,951,953            2,937,394

EFFECT OF STOCK OPTIONS                           62,524               14,042
                                               ---------            ---------

SHARES OUTSTANDING  FOR EARNINGS
    PER SHARE CALCULATION                      3,014,477            2,951,436
                                               =========            =========

                                       5